UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant [  ]

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[  ]      Definitive Proxy Statement
[  ]      Definitive Additional Materials
[  ]      Soliciting Material Under Rule 14a-12

Insured Municipal Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

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Insured Municipal Income Fund Inc.
(New York Stock Exchange Trading Symbol: PIF)
Notice of annual meeting of shareholders
August 12, 2009

To the shareholders:

The annual meeting of stockholders (herein referred to as “shareholders”) of Insured Municipal Income Fund Inc., a Maryland corporation (the “Fund”), will be held on August 12, 2009 at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114 for the following purposes:

Matters to be voted upon only by holders of auction preferred shares:
(1)	To elect two directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualify or until they resign or are otherwise removed.

Matters to be voted upon by all shareholders:
(2)	To elect four directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualify or until they resign or are otherwise removed;

(3)	To approve a new investment advisory and administration contract with lower contractual fees between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s current investment advisor;

(4)	To approve a change in the Fund’s investment policies to address recent market developments and make the Fund more competitive;

(5)	To consider, if properly presented, a shareholder proposal recommending that the board of directors (“Board”) take action, subject to market conditions, to afford common and preferred shareholders an opportunity to realize the net asset value of their shares;

(6)	To consider, if properly presented, a shareholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated; and

(7)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You are entitled to vote at the meeting and any adjournment or postponement thereof if you owned Fund shares at the close of business on May 15, 2009. If you attend the meeting, you may vote your shares in person.If you do not expect to attend the meeting, please complete, date, sign and return the enclosed WHITE proxy card in the enclosed postage paid envelope.

Your vote at this year’s meeting is particularly important because a dissident shareholder has indicated its intention to solicit proxies to elect its own nominees to the Board at the meeting and has requested the Fund to include a proposal in this proxy statement (i.e., Proposal 5), and another dissident shareholder has requested the Fund to include its proposal to terminate the investment advisory agreement between the Fund and UBS Global AM in this proxy statement (i.e., Proposal 6). The Board supports Proposal 5 and has been working with UBS Global AM to take actions to further this goal. However, the Board unanimously opposes the dissident nominees and the shareholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM (i.e., Proposal 6). The Board believes that its own nominees will best serve the interests of the Fund, and that Proposal 6 is not in the best interests of the Fund.

Please remember: whether or not you plan to attend the meeting, and regardless of the number of shares you own, we urge you to vote FOR Proposals 1, 2, 3, 4 and 5 and AGAINST Proposal 6 by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Your prompt return of the enclosed WHITE proxy card will save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. Please do not sign any other color proxy card that may be provided by a dissident shareholder.

By order of the Board,

Mark F. Kemper
Vice President and Secretary

May [29,] 2009
51 West 52nd Street
New York, New York 10019-6114

Your vote is important no matter how many shares you own

Please indicate your voting instructions on the enclosed WHITE proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the nominees for director for which you are entitled to cast a vote named in the attached proxy statement (i.e., Proposals 1 and 2), “FOR” the proposed new advisory and administration contract (i.e., Proposal 3), “FOR” the proposed change to the Fund’s investment policies (i.e., Proposal 4), “FOR” the shareholder proposal recommending the Board take action to afford shareholders an opportunity to realize the net asset value of their shares (i.e., Proposal 5), “AGAINST” the shareholder proposal to terminate the current investment advisory agreement (i.e., Proposal 6), and, in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your WHITE proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.       Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.       All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

Table of Contents

Introduction	1

Proposals 1. and 2. Election of directors	2

Proposal 3. New investment advisory and administration contract	8
Overview and related information	8
Proposed changes in fee structure	8
Other proposed modernizing changes	9
Terms common to the Current and Proposed Contracts	9
Comparison of Current and Proposed Contracts	10
Investment management services provided by UBS Global AM would remain the same	13
Information regarding UBS Global AM and UBS AG	13
Basis for the Board’s approval of the Proposed Contract	13

Proposal 4. Change in investment policy	15
Proposed changes to investment policy	15
Reasons for these changes	16

Proposal 5. Shareholder proposal recommending that the Board take action, subject to market conditions, to afford common and preferred shareholders an opportunity to realize the net asset value of their shares	17
Supporting statement of the shareholder	18
Supporting statement of the Board	18

Proposal 6. Shareholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM	20
Supporting statement of the shareholder	20
Opposing statement of the Board	21

Additional information about the Board	27

Information concerning independent registered public accounting firm	31

Executive officers	34

Other information	39
Beneficial ownership of shares	39
Section 16(a) beneficial ownership reporting compliance	39
Shareholder proposals	39
Currency of information	40
Solicitation of proxies	40
Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on August 12, 2009	40
Other business	40

Exhibits
Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1
Exhibit D	D-1
Exhibit E	E-1
Exhibit F	F-1

Insured Municipal Income Fund Inc.

51 West 52nd Street
New York, New York 10019-6114

Introduction

Annual meeting of shareholders to be held on August 12, 2009
This proxy statement is furnished to the stockholders (herein referred to as “shareholders”) of Insured Municipal Income Fund Inc. (the “Fund”) in connection with the solicitation by the board of directors (“Board”) of proxies to be used at the annual meeting of the shareholders of the Fund to be held on August 12, 2009, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, or any adjournment or postponement thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about May 29, 2009.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting (i.e., the presence of a majority of the shares outstanding on May 15, 2009) is necessary to constitute a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund’s auction preferred shares (“APS”) with respect to the election of the two directors to be elected solely by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the chairman of the meeting may adjourn the meeting, or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. If submitted to shareholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the annual meeting in person or by proxy (or a majority of votes cast if a quorum is present). A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required vote for adoption of proposals. Proposal 1 (to elect two directors) and Proposal 2 (to elect four directors) each require the affirmative vote of a plurality of the votes cast at the meeting, provided a quorum is present. The holders of the outstanding APS voting as a separate class are entitled to vote on Proposal 1. The holders of both the outstanding common stock and APS voting together as a single class are entitled to vote on Proposal 2.

Proposal 3 (to approve a new investment advisory and administration contract), Proposal 4 (to approve a change in the Fund’s investment policies) and Proposal 6 (to consider, if properly presented, a shareholder proposal that the investment advisory agreement be terminated) each require the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (“1940 Act”), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

Proposal 5 (to consider, if properly presented, a shareholder proposal recommending the Board take action to afford shareholders an opportunity to realize the net asset value of their shares) requires the affirmative vote of a majority of the votes cast at the meeting on the proposal, provided a quorum is present.

Except as otherwise indicated herein, all of the outstanding shares of the Fund’s common stock and APS will vote together as a single class. Each full share of the Fund’s common stock or APS is entitled to one vote, and each fractional share of the Fund’s common stock or APS is entitled to a proportionate share of one vote. However, as discussed in connection with Proposals 1 and 2, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund’s directors.

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority and has not received instructions from the beneficial owner. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have no effect on Proposals 1, 2 and 5; however, they will have the effect of a vote against Proposals 3, 4 and 6.

The individuals named as proxies on the enclosed WHITE proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR Proposals 1, 2, 3, 4 and 5 and AGAINST Proposal 6, and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the annual meeting (e.g., adjourning the meeting if a shareholder vote is called). With respect to the holders of the Fund’s common stock, if you give no voting instructions, your shares will be voted FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6, and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the annual meeting (e.g., adjourning the meeting if a shareholder vote is called).

You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund’s Secretary, care of UBS Global Asset Management (Americas) Inc., at UBS Tower, One North Wacker Drive, Chicago, IL 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote in person at the meeting, thereby cancelling any proxy previously given.

If Proposal 1 is not approved, the two nominees named herein entitled to be voted upon solely by the APS holders will continue to serve in their current capacities as directors of the Fund until their successors are elected and qualify, as provided by Maryland law. If Proposal 2 is not approved, the four nominees named herein entitled to be voted upon by all common shareholders and APS holders will continue to serve in their current capacities as directors of the Fund until their successors are elected and qualify, as provided by Maryland law. If Proposal 6 is approved but Proposal 3 is not approved, the existing investment advisory and administration contract between the Fund and UBS Global AM (“Current Contract”) will terminate in accordance with its terms and the Board will take such further action regarding the management of the Fund as it deems necessary and appropriate, in accordance with applicable law. If Proposal 3 is approved, regardless of the results of the vote upon Proposal 6, the new investment advisory and administration contract (“Proposed Contract”) will become effective as soon as practicable. If Proposal 4 is not approved, UBS Global AM will consider the Fund’s investment program in its entirety and determine whether other changes to the Fund’s investment policies are appropriate. If Proposal 5 is approved, the Board will consider what actions are appropriate to implement the recommendation, if any.

As of the record date, May 15, 2009, the Fund had outstanding 20,628,363 shares of common stock and 3,100 shares of the APS, representing Series A, Series B, Series C, Series D, Series E and Series F shares. The Fund has made arrangements for assistance with the solicitation of proxies, as described in the section below entitled, “Solicitation of Proxies.”

The Fund’s annual report containing financial statements for the fiscal year ended March 31, 2009 is being mailed to shareholders concurrently with this proxy statement.

Proposals 1. and 2. Election of directors

Proposals 1 and 2 relate to the election of directors of the Fund. Management proposes the election of the six nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies. Each of the nominees was last elected director at an Annual Meeting of Shareholders held on July 19, 2007.

Holders of the outstanding APS, voting as a separate class, are entitled to elect two of the Fund’s directors. Meyer Feldberg and Richard R. Burt have been nominated as the directors that are to be elected solely by holders of the APS. The other four directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, Alan S. Bernikow, Bernard H. Garil and Heather R. Higgins have been nominated as the directors who are to be voted on by all holders of common stock and APS. If you properly execute and return the enclosed proxy card, unless you give contrary instructions on the enclosed proxy card, then if you are a holder APS, your APS will be voted FOR the election of all six nominees; and, if you are a holder of the common stock, your shares of common stock will be voted FOR the four nominees who are to be voted upon by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

Directors, including those who are not “interested persons” of the Fund as that term is defined by the 1940 Act (“Independent Directors”), shall be elected by a plurality of the votes cast at the meeting, provided a quorum is present. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund’s common stock or APS on April 30, 2009.

Listed in the table below, for each nominee, is a brief description of the nominee’s experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Term of
	Position(s)	office* and		Number of portfolios
	held with	length of	Principal occupation(s)	in Fund complex	Other directorships
Name, address and age	Fund	time served	during past 5 years	overseen by nominee	held by nominee

Interested director:
Meyer Feldberg†; 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1993	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Independent directors:
Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director); Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Term of
	Position(s)	office* and		Number of portfolios
	held with	length of	Principal occupation(s)	in Fund complex	Other directorships
Name, address and age	Fund	time served	during past 5 years	overseen by nominee	held by nominee

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and nominating and corporate governance committee).

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and IGT, Inc. (provides technology to gaming and wagering industry).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Term of
	Position(s)	office* and		Number of portfolios
	held with	length of	Principal occupation(s)	in Fund complex	Other directorships
Name, address and age	Fund	time served	during past 5 years	overseen by nominee	held by nominee

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

*	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualifies, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011.

†	Professor Feldberg is deemed an “interested person” of the Fund as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Information about nominee ownership of fund shares

	Dollar range	Aggregate dollar range of equity securities in all
	of equity	registered investment companies overseen by nominee
	securities in	for which UBS Global AM or an affiliate serves as
Nominee	Fund†	investment advisor, sub-advisor or manager†

Interested director:
Meyer Feldberg	None	Over $100,000
Independent directors:
Richard Q. Armstrong	None	Over $100,000
Alan S. Bernikow	None	$50,001 - $100,000
Richard R. Burt	None	$50,001 - $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	$50,001 - $100,000

†	Information regarding ownership of shares of the Fund and of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of April 30, 2009.

It is the Board’s policy that each member invest the equivalent of a minimum of one year’s Board member’s fees (consisting for this purpose of the annual retainer fee and fees for attending regularly scheduled in-person board meetings), in the aggregate, before changes in market value, in the funds in the New York fund complex. Such investments by a Board member may be dispersed across a number of funds, and may not necessarily be made in any one particular fund.

As of December 31, 2008, the Independent Directors or their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Important note:
The Fund has received notice from a dissident shareholder, Full Value Offshore Partners, L.P., of that shareholder’s intent to nominate its own slate of individuals for election to the Board at the meeting. On April 29, 2009, an affiliate of the dissident shareholder, Bulldog Investors General Partnership (“BIGP”), filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to the meeting. Shareholders are urged not to respond to BIGP’s proxy solicitation efforts.

The Nominating and Corporate Governance Committee of the Board is empowered by its charter to consider nominees recommended by fund shareholders if a vacancy occurs among those Board members who are Independent Directors. Currently, no vacancy exists. The Nominating and Corporate Governance Committee recommended to the full Board the nomination of the current Board members because of their experience and familiarity with the funds in the New York fund complex, including the Fund, and because having the same Board members serve in such capacity with respect to all of the funds in the New York fund complex assists in the work of the Board, as well as promoting efficiency with respect to Board meetings and minimizing director fees on a per fund basis.

If the dissident’s nominees are elected, the Fund’s current Board believes that (i) the Fund’s investment advisory and administration contract with UBS Global AM could be terminated arbitrarily, stripping the Fund of the resources and expertise of UBS Global AM and potentially leaving the Fund without the ability to adequately manage its portfolio, conduct research, or pursue trades, or (ii) the Fund could be liquidated or restructured, which the Board believes would not be in the best interests of the Fund and could result in adverse consequences to the Fund and its shareholders, especially in the current market environment.

As a result, the Board intends to vigorously contest the election of the dissident nominees. We urge you to vote FOR the election of the Board’s nominees by promptly completing, signing, dating and returning the enclosed WHITE proxy card. The directors believe that the Board’s nominees will best serve the interests of the Fund. Please do not return any other proxy card that you may receive from persons other than the Fund and its agents.

Proposal 3. New investment advisory and administration contract

Proposal 3 relates to a new investment advisory and administration contract between the Fund and UBS Global AM which has been proposed by Fund management (“Proposed Contract”).

Overview and related information
On February 11, 2009, the Board, including the Independent Directors, approved the Proposed Contract, subject to shareholder approval, and recommends that you approve the Proposed Contract in the form attached in Exhibit C to this Proxy Statement (the Proposed Contract is marked to show differences with the existing investment advisory and administration contract between the Fund and UBS Global AM (“Current Contract”)).

The Proposed Contract modifies the fee structure paid by the Fund by (1) reducing the contractual advisory and administration fee from an annual rate of 0.90% of the Fund’s average weekly net assets to an annual rate of 0.75% of the Fund’s average weekly net assets; and (2) applying the fee to average weekly net assets attributable only to common shares, not APS. In addition, it is proposed that certain other changes be made to the Current Contract in order to modernize the contract.

UBS Global AM also believes that the modified fee structure may better align the compensation of UBS Global AM with Fund performance and the interests of common shareholders. Assets attributable to APS remain constant throughout the life of the Fund (unless the Fund’s leverage is adjusted), while the Fund’s assets attributable to common shares change over time as the market value of the Fund’s portfolio of securities fluctuates. With the modified fee structure in the Proposed Contract, advisory and administration fees are calculated based only on assets attributable to common stock that fluctuate due to the performance of underlying Fund securities.

UBS Global AM wishes to bring the Fund’s advisory and administration fee more closely in line with those of its peer funds by reducing the fee to be paid under the Proposed Contract. Finally, UBS Global AM believes that the proposed clarifications and modernizing changes in the Proposed Contract will offer additional flexibility in managing the Fund without impacting the quality or nature of services that UBS Global AM provides to the Fund, nor UBS Global AM’s duties and standard of care.

Proposed changes in fee structure
It is proposed that the Proposed Contract provide for an advisory and administration fee at an annual rate of 0.75% of the Fund’s average weekly net assets attributable only to common shares. The Current Contract provides for an advisory and administration fee at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to both common shares and APS. Since August 1, 2006, UBS Global AM has waived the portion of the advisory and administration fee attributable to APS pursuant to fee waiver arrangements. UBS Global AM proposes, however, to make this exclusion from the advisory and administration fee for APS a permanent part of the Proposed Contract.

In addition to the change to the contractual advisory and administration fee, if the Proposed Contract is approved, UBS Global AM would voluntarily waive a significant portion of the new contractual advisory and administration fee for an indefinite period so that the common shareholders’ effective fee would be reduced to an annual rate of 0.50% of the Fund’s average weekly net assets, calculated only on assets attributable to common shares. This waiver arrangement reducing fees could not be modified without the approval of the Fund’s Board. This is identical to the effective advisory and administration fee that the

Fund currently pays to UBS Global AM due to a fee waiver that became effective on August 1, 2008. UBS Global AM and the Fund’s Board have agreed to a series of waivers reducing fees over the years. From August 1, 2006 through August 1, 2008, UBS Global AM had agreed to waive a portion of the advisory and administration fees so the Fund’s effective fee was 0.83% of average weekly net assets attributable only to common shares. Prior to August 1, 2006, predecessor fee waiver arrangements reduced the amount the Fund paid to UBS Global AM.

During the fiscal year ended March 31, 2009, the Fund paid or accrued investment advisory and administration fees of $4,091,499 to UBS Global AM under the Current Contract, of which $2,422,270 was waived pursuant to the fee waiver agreements. If the Proposed Contract had been in effect for the fiscal year ended March 31, 2009, the investment advisory and administration fee accrued by the Fund to UBS Global AM would have been $2,030,859, the equivalent of approximately 50% of the investment advisory and administration fee accrued to UBS Global AM under the Current Contract. Please keep in mind, however, that the percentage reduction in the contractual rate does not correspond to a similar percentage reduction in the amount that the Fund is actually currently paying because a significant portion of the current contractual fees are being waived pursuant to the fee waiver arrangements that became effective on August 1, 2008.

Other proposed modernizing changes
In addition to the changes in the fee structure outlined above, UBS Global AM proposes to include certain clarifying provisions in the Proposed Contract and to specifically recognize the right of the Board and UBS Global AM to make certain non-material changes to the Proposed Contract without shareholder approval. The Proposed Contract retains most of the provisions of the Current Contract, including UBS Global AM’s duties and standard of care. The changes from the Current Contract are discussed in detail below.

Terms common to the Current and Proposed Contracts
The Current and Proposed Contracts are very similar in most respects. Under each contract, UBS Global AM must provide a continuous investment program for the Fund, including investment research and management, and must determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. UBS Global AM is responsible for placing purchase and sell orders for investments and for other related transactions. UBS Global AM must also provide services in accordance with the Fund’s investment objective(s), policies and restrictions. UBS Global AM must maintain all books and records required to be maintained by UBS Global AM pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund, and must furnish the Board with such periodic and special reports as the Board reasonably may request.

Under both contracts, UBS Global AM must administer the affairs of the Fund subject to the supervision of the Board. For example, UBS Global AM must: provide the Fund with corporate, administrative and clerical personnel and services as are reasonably deemed necessary or advisable by the Board; arrange, but not pay, for the periodic updating, filing and dissemination (as applicable) of the Fund’s Registration Statement, proxy materials, tax returns and required reports; provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; and provide the Board, on a regular basis, with economic and investment analyses and reports. During the terms of the contracts, the Fund bears all expenses not specifically assumed by UBS Global AM incurred in its operations and the offering of its shares.

Each contract provides that UBS Global AM is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the contract.

Each contract becomes effective only if it has been first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to the contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities. Each contract remains effective for successive annual periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to the contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by a vote of a majority of the outstanding voting securities of the Fund. Each contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to UBS Global AM and may be terminated by UBS Global AM at any time, without the payment of any penalty, on sixty days’ written notice to the Fund. Each contract automatically terminates in the event of its assignment.

Comparison of Current and Proposed Contracts
The Current Contract was entered into on April 1, 2006 between the Fund and UBS Global AM. In connection with an internal reorganization involving UBS Global AM and UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), the Board approved the transfer of the previous Investment Advisory and Administration Contract (“Previous Contract”) to UBS Global AM, effective April 1, 2006. This previous transfer between sister companies did not require shareholder approval. The Previous Contract was entered into on May 26, 1993. The Previous Contract was approved by the sole initial shareholder at that time.

The discussion below provides explanations about material differences to certain provisions between the Current Contract and the Proposed Contract. Each of the provisions below is marked to show changes from the Current Contract. A discussion of the changes follows each provision.

The discussion of the material changes to the Current Contract below is qualified in its entirety by the provisions of the Proposed Contract, a form of which is provided as Exhibit C.

I.	Duties as Investment Advisor.

2.	Duties as Investment Advisor.

...

(b)	UBS Global ~~Americas~~AM agrees that in placing orders with brokers and dealers, it will attempt to obtain ~~the~~ best ~~net result in terms of price and~~ execution on behalf of the Fund; provided that UBS Global ~~Americas~~AM may, in its discretion, purchase and sell portfolio securities to and from brokers who provide the Fund with research, analysis, advice and similar services, and UBS Global ~~Americas~~AM may pay to those brokers, in return for such services, a higher commission than may be charged by other brokers, subject to UBS Global ~~Americas’~~AM determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of UBS Global ~~Americas~~AM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global ~~Americas~~AM, or any affiliated person thereof, except in accordance with the federal securities laws ~~and~~, the rules and regulations thereunder~~. Whenever UBS Global Americas~~, or the terms of any exemptive order. To the extent permitted by laws and regulations, and subject to applicable procedures adopted by the Board, UBS Global AM may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by UBS Global AM or its affiliates. Whenever UBS Global AM simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by UBS Global ~~Americas~~AM, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each accountand consistent with UBS Global AM’s fiduciary obligations to the Fund. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

Discussion of changes to duties as investment advisor. The changes to Section 2(b) are intended to update the language of this section and clearly state that the brokerage activities are conducted in accordance with applicable law and the investment advisor’s fiduciary duties.

II.	Duties as Administrator

3.	Duties as Administrator. UBS Global ~~Americas~~AM will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:

...

(f)	UBS Global AM has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940, as amended, and the rules thereunder, has provided the Fund with a copy of such compliance policies and procedures (and will provide the Fund with any material amendments thereto) and agrees to assist the Fund in complying with the Fund’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable.

Discussion of duties as administrator. The changes are intended to explicitly state UBS Global AM’s role in assisting with the Fund’s compliance obligations pursuant to Rule 38a-1 under the 1940 Act, which was adopted after the Current Contract was drafted and adopted.

III.	Expenses.

7.	Expenses.

...

(b)	Expenses borne by the Fund will include but not be limited to the following (which shall be in addition to the fees payable to and expenses incurred on behalf of the Fund by UBS Global ~~Americas~~AM under this Contract): (1) the costs (including brokerage ~~Commissions~~commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) expenses incurred on behalf of the Fund by UBS Global ~~Americas~~AM; (3) organizational and offering expenses of the Fund, whether or not advanced by UBS Global ~~Americas~~AM; (4) filing fees and expenses relating to the registration and qualification of the Fund’s Shares under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Fund ~~or~~by reason of affiliation with UBS Global AM or any of UBS Global ~~Americas~~AM’s affiliates; (6) all expenses incurred in connection with the directors’ services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing ~~expense~~expenses, including legal fees of special counsel for the ~~independent~~ directors who are not interested persons of the Fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing any share certificates; (13) expenses of printing and distributing reports to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings; (20) fees and expenses of listing and maintaining any listing of the Fund’s Shares on any national securities exchange; and (21) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

...

(d)	UBS Global ~~Americas~~AM will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by those directors who are interested persons of the Fund by reason of affiliation with UBS Global AM.

Discussion of changes to expenses. The changes assign to the Fund fees of Directors who may be interested persons for reasons other than an affiliation with UBS Global AM or one of its affiliates. Currently, one Director is so described and his Director fees have been paid by UBS Global AM since he became an interested person. If the Proposed contract is approved by shareholders, the cost of this Director’s fees would be shifted from UBS Global AM to the Fund. The increase in Fund expenses associated with this change is not expected to be a material amount. (Information regarding director compensation is provided below under “Additional information about the Board.”)

IV.	Compensation

8.	Compensation.

(a)	For the services provided and the expenses assumed pursuant to this Contract, the Fund will pay to UBS Global ~~Americas~~AM a fee, computed weekly and paid monthly, at an annual rate of ~~0.90~~0.75% of the ~~Fund’s average weekly~~previous Friday’s net assets of the Fund, or, if the previous Friday is a holiday, the next business day thereafter, calculated only on the net assets attributable to the common shares.

Discussion of changes to compensation. The changes provide for an advisory and administration fee at an annual rate of 0.75% of the Fund’s average weekly net assets attributable only to common shares. The Current Contract provides for an advisory and administration fee at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to both common shares and APS. UBS Global AM has waived the portion of the advisory and administration fee attributable to the APS pursuant to fee waiver arrangements that first became effective on August 1, 2006. UBS Global AM proposes, however, to make this exclusion from the advisory and administration fee for assets attributable to APS a permanent part of the Proposed Contract. If the APS were modified or replaced with another type of leverage (e.g., variable rate demand preferred shares), the fee would continue to be calculated based on assets attributable only to the common shares, excluding assets attributable to the replacement sources of leverage.

V.	Amendment of this Contract.

11.	Amendment of This Contract. ~~No provision~~Provisions of this Contract may be ~~changed, waived, discharged or terminated orally, but only by an instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities.~~amended subject to the provisions of the 1940 Act, as modified or interpreted by an applicable order of the SEC or any regulation adopted by the SEC, or interpretative release or no-action letter of the SEC or its staff. Accordingly, approval of an amendment by shareholders would be necessary only to the extent required by the 1940 Act as so modified or interpreted .

Discussion of changes to amendment of this agreement. The new provision is proposed to be added in order to provide greater flexibility to amend the Proposed Contract without shareholder approval if such approval is not required by law under the 1940 Act, as interpreted by the SEC and its staff. The 1940 Act provides significant protection to shareholders by generally requiring that material changes to investment advisory contracts be subject to the approval of shareholders. In certain circumstances, however, the SEC or its staff permits funds to make changes to investment advisory contracts when such changes are not deemed material and are not expected to change the quality of the investment advisory services provided. These changes remain subject to the approval of the Board, which provides protection to Fund shareholders. The Proposed Contract is drafted to clarify the ability of the Fund to make these changes without shareholder approval. This would avoid the Fund having to seek shareholder approval for all changes, even if nonmaterial, as, interpreted conservatively, is currently provided under the Current Contract, which may result in significant Fund expenses. Under very limited circumstances, and pursuant to SEC guidance, the Fund also may be able to terminate the Proposed Contract and replace it with a new contract without shareholder approval.

Investment advisory services provided by UBS Global AM would remain the same
As noted above in the section entitled “Terms common to the Current and Proposed Contracts,” the services to be provided by UBS Global AM to the Fund under the Proposed Contract would be identical to those services that are currently provided under the Current Contract. UBS Global AM will continue to provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund.

Information regarding UBS Global AM and UBS AG
UBS Global AM serves as investment advisor and administrator to the Fund. The principal business offices and addresses of UBS Global AM are One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, New York 10019-6114. UBS Global AM is an indirect wholly-owned subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business addresses of UBS AG are Bahnhofstrasse 45, Zurich, Switzerland and Aeschenvorstadt 1, Basel, Switzerland.

UBS Global AM currently serves as investment manager, advisor or sub-advisor for a number of other investment companies. Exhibit D to this Proxy Statement sets forth certain information regarding each SEC registered investment company portfolio managed, advised or sub-advised by UBS Global AM with investment objective(s) similar to those of the Fund.

Information regarding the principal executive officers and directors of UBS Global AM is set forth in Exhibit E, and each officer of the Fund who is an officer of UBS Global AM is set forth in Exhibit F.

UBS Financial Services Inc., an affiliate of UBS Global AM, provides certain services to the Fund and certain holders of outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the fiscal year ended March 31, 2009, UBS Financial Services Inc. received from Deutsche Bank $168,320 (paid indirectly by the Fund) for these services. The services would continue to be provided after the Proposed Contract is approved.

Basis for the Board’s approval of the Proposed Contract
At a meeting of the Board on February 11, 2009, the Directors, including the Independent Directors, considered the Proposed Contract and the other proposals in this Proxy Statement with respect to the Fund. In its consideration of the approval of the Proposed Contract, the Board considered the following factors:

Nature, extent and quality of the services to be provided under the Proposed Contract. The Board considered the nature, extent and quality of management services proposed to be provided to the Fund under the Proposed Contract. The Board took note that UBS Global AM had advised the Board that the investment advisory and administration services to be provided by UBS Global AM to the Fund under the Proposed Contract would be identical to those services provided under the Current Contract and that there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders under the Proposed Contract. The Board’s evaluation of the services expected to be provided under the Proposed Contract took into account the Board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The Board took note that it had extensively reviewed the services provided to the Fund by UBS Global AM at the Board’s July 2008 contract renewal meeting, including information with respect to compliance, personnel and portfolio management, and brokerage policies and practices. The Board also recognized that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and

UBS Global AM’s role in coordinating providers of other services to the Fund. The Board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG and that UBS Global AM is an experienced asset management firm. The Board also noted that management was proposing certain clarifications and modernizing changes in the Proposed Contract, which are discussed elsewhere in this proxy statement, but that these changes were not anticipated to affect the nature, extent and quality of services currently provided and to be provided under the Proposed Contract. The Board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG and certain of its affiliates.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the Proposed Contract.

Advisory fees and expenses. The Board received information from UBS Global AM showing the impact of the proposed changes to the Fund’s advisory and administration fees. The data received by the Board included a Lipper, Inc. (“Lipper”) expense group comparison that it received from management for its July 2008 annual contract renewal meeting. Management noted that the Proposed Contract modifies the fee structure paid by the Fund by: (i) reducing the contractual advisory and administration fee from an annual rate of 0.90% of the Fund’s average weekly net assets (on assets attributable to common shares and APS) to an annual rate of 0.75% of the Fund’s average weekly net assets (on assets attributable only to common shares) and (ii) permanently excluding assets attributable to APS from the application of the fee. In addition, management proposed waiving, on a voluntary basis, a portion of the advisory and administration fee so that the effective fee would be reduced to an annual rate of 0.50% of the Fund’s average weekly net assets (on assets attributable only to common shares); this waiver arrangement reducing fees could not be modified without the approval of the Board. The Board noted management’s explanation that the fees would cause the Fund’s contractual advisory and administration fees to be in line with the median actual advisory and administration fee levels payable by its peer funds (based on Lipper information received for the July 2008 annual contract renewal meeting). In addition, the Board discussed with management its reasons for proposing the changes to the contractual structure of the advisory and administration fee, including that it could better align management’s interests with that of the common shareholders. Management explained that under the Proposed Contract, the Fund’s advisory and administration fees would be calculated based only on assets attributable to common shares (not on assets attributable to both common shares and APS). Management explained that this could better align the contractual compensation structure for UBS Global AM with Fund performance. The Board determined that the proposed investment advisory fees to be paid by the Fund represent reasonable compensation to UBS Global AM in light of the services provided and the fees paid by similar funds and such other matters as the Board considered relevant in the exercise of its reasonable judgment. The Board did not consider institutional account fees for accounts of similar investment types to those of the Fund in its review, as it had recently reviewed those at its July 2008 meeting.

Fund performance. The Board noted that it received information throughout the year at appropriate periodic intervals with respect to the Fund’s performance, and had engaged in an extensive review of Fund performance at its July 2008 meeting. Given that the services to be provided under the Proposed Contract in comparison with the Current Contract would not be changing and that the portfolio manager of the Fund was not proposed to be changed specifically in connection with the approval of the Proposed Contract, the Board did not extensively consider Fund performance in its consideration of the Proposed Contract. The Board noted that at its July 2008 meeting it had found the performance of the Fund acceptable and that recent performance had improved, as the comparative information provided by Lipper for the July 2008 meeting showed that the Fund’s performance was in the fourth quintile for the one-year period and the fifth quintile for the three-, five- and ten-year periods and since inception (with the first quintile representing that fifth of the funds in the Fund’s Lipper comparative group (“Performance Universe”) with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). The Board also noted at its July 2008 meeting management’s explanation that historically, the Fund had been managed in a more conservative manner—focusing on higher quality credits and preservation of capital while being less aggressive in seeking relative outperformance; management noted that in response to changing markets over the past few years, management had augmented the Fund’s investment strategy universe to provide more flexibility and to broaden asset classes and instruments that the Fund could invest in, resulting in more recent improved performance.

Adviser profitability. In light of the considerations described immediately following, profitability of UBS Global AM and its affiliates in providing services to the Fund was not a factor considered by the Board. The Board noted that it expects to receive cost, expense and profitability information prior to the end of the initial term of the Proposed Contract and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the Proposed Contract. The Board also recognized that it had reviewed the profitability of UBS Global AM and its affiliates at its July 2008 meeting. Management noted that it did not believe profitability numbers would have changed appreciably since the last set of profitability numbers provided to the Board for its July 2008 meeting.

Economies of scale. The Board considered whether any changes in the economies of scale realized (or potentially realized) by UBS Global AM and any benefits the Fund may incur from such economies of scale were proposed to be changed if the Proposed Contract was approved. The Board recognized that the Fund’s current and proposed advisory fee does not contain breakpoints and, therefore, it is not expected that any economies of scale from which the Fund currently benefits would change in any significant manner.

Other benefits to UBS Global AM. The Board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund. The Board noted that any such benefits were not proposed to change in connection with approval of the Proposed Contract and that at its July 2008 meeting it had determined that the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, at its meeting on February 11, 2009, the Board approved the Proposed Contract for the Fund, subject to shareholder approval.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Proposed Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The Board discussed the Proposed Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Except as discussed above, the Board has not taken any action with respect to the Proposed Contract since the beginning of the Fund’s last fiscal year.

The Board, including the Independent Directors, unanimously recommends that shareholders vote
“FOR” the proposed investment advisory and administration contract.

If approved, the Proposed Contract would become effective with respect to the Fund as soon as reasonably practicable thereafter as determined by the Fund’s officers.

Proposal 4. Change in investment policy

Proposal 4 relates to a proposed change in the Fund’s investment policy regarding the credit rating of insurers of municipal securities in which the Fund invests. This change is intended to increase the Fund’s investment flexibility given the current market environment and the recent downgrades of bond insurers.

Proposed changes to investment policy
The Fund currently has an investment policy to invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in “Insured Municipal Obligations, the income from which is exempt from regular federal income tax.” This policy is “fundamental,” which means that it may not be changed without shareholder approval. “Insured Municipal Obligations” are defined as “municipal obligations that are insured as to the timely payment of both principal and interest by an entity that, at the time of investment, has a claims-paying ability rated Aaa by Moody’s Investor Services, Inc. (“Moody’s”), AAA by Standard & Poor’s (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”).” This policy largely reflected industry conditions present in the municipal bond market until relatively recently.

While the Fund’s “fundamental” policy to invest 80% of its net assets in “Insured Municipal Obligations” will remain the same, the Board recommends a change in the definition of “Insured Municipal Obligations” to include municipal obligations that are insured as to the timely payment of both principal and interest. If approved, this policy could not be changed further without additional shareholder approval. In addition, the Board has adopted the following new non-fundamental policies (which could be changed in the future without a shareholder vote): (i) “the issuing entity must, at the time of investment, have a claims-paying ability rated at least investment grade by Moody’s or S&P or an equivalent rating by another NRSRO”; (ii) to limit the Fund’s exposure to lower-rated issues, a requirement is added that the Fund invest “at least 60% of its net assets in securities rated, at the time of investment, at least Aa3 by Moody’s or AA- by S&P or an equivalent rating by another NRSRO”; and (iii) the Fund would be able to invest up to 20% of its net assets in Municipal Obligations that are, at the time of investment, (1) backed by an escrow or trust account containing sufficient US government or US government agency securities to ensure the timely payment of principal and interest, (2) rated at least investment grade by Moody’s or by S&P or an equivalent rating by another NRSRO, or (3) deemed to be of investment grade quality by the investment advisor. In addition, it is proposed to limit the Fund’s investments in nonrated securities to 10% of its net assets.

Shareholders should note that only the first change discussed above (i.e., the change to the definition of “Insured Municipal Obligations”) is subject to shareholder approval. The other changes do not require a shareholder vote. However, because they are linked to the first change, they only would be implemented if the shareholders approve the first change.

The following shows the proposed changes to the Fund’s current investment policies:

Under normal circumstances, the Fund invests at least 80% of its net assets in Insured Municipal Obligations, the income from which is exempt from regular federal income tax. “Insured Municipal Obligations” are Municipal Obligations that are insured as to the timely payment of both principal and interest. For purposes of this policy, the Fund has adopted a non-fundamental policy that the insuring entity must ~~by an entity, that~~, at the time of investment, ~~has~~have a claims-paying ability rated ~~Aaa~~at least investment grade by Moody’s~~, AAA~~ or by S&P or an equivalent rating by another NRSRO. In addition, the Fund invests at least 60% of its net assets in securities rated, at the time of investment, at least Aa3 by Moody’s or AA- by S&P or an equivalent rating by another NRSRO. The Fund may invest up to 20% of its net assets in Municipal Obligations ~~that are not insured but~~ that are, at the time of investment: (1) backed by an escrow or trust account containing sufficient US government or US government agency securities to ensure the timely payment of principal and interest; (2)rated at least investment grade by Moody’s, or by S&P or an equivalent rating by another NRSRO ~~guaranteed as to timely payment of principal and interest by an entity which has a credit rating of Baa by Moody’s, BBB by S&P or an equivalent rating by another NRSRO~~; or (3)deemed to be of investment grade quality by the investment advisor ~~not insured, guaranteed or backed by escrows but rated at least Baa by Moody’s, BBB by S&P or an equivalent rating by another NRSRO. The Municipal Obligations described in (1) and (2) above may be unrated if they are determined by the investment advisor to be of comparable quality to Municipal Obligations that have received ratings of at least Baa by Moody’s, BBB by S&P, or an equivalent rating by another NRSRO~~. Notwithstanding the foregoing, the Fund will not invest more than 10% of its net assets in nonrated securities.

Reasons for these changes
The foregoing investment policy changes are proposed primarily to reflect the current market environment, in which many insurers (including, Ambac, MBIA, XL Capital and FGIC) have recently been downgraded below AAA by S&P or Aaa by Moody’s and may not be upgraded in the foreseeable future.

Without the investment policy changes, these downgrades would have the effect of decreasing the universe of eligible securities in which the Fund may invest. The other changes are intended to simplify the language of the current investment policy.

UBS Global AM believes, however, that the proposed changes should not result in a material increase of investment risk. In fact, UBS Global AM’s current approach in managing the Fund already considers the credit quality of both the insurer and the issuer. As such, before purchasing municipal securities, UBS Global AM analyzes and reviews the financial strengths of both the insurer and the issuer of the municipal securities. With respect to a number of insured securities in which the Fund invests, the issuer actually has higher credit quality than the insurers. UBS Global AM’s proposed additional policy that would require 60% of the Fund’s net assets be rated Aa3/AA- or higher reflects this dual research focus and would permit UBS Global AM to consider the rating of both the insurer and the underlying issuer to a greater extent in security selection. Also, the Fund would not invest more than 10% of its net assets in nonrated securities. UBS Global AM believes that this approach is appropriate under the current market environment and is beneficial in maximizing the Fund’s potential risk-adjusted return while limiting investment risk.

The changes to the Fund’s policies are intended to address the impact of market developments in connection with the downgrades to certain insurers and to increase the Fund’s investment flexibility in pursuing its investment philosophy of investing in high quality insured municipal securities. UBS Global AM and the Board believe that the foregoing investment policy changes are important to the Fund’s ability to compete with comparable insured municipal funds, many of which have already implemented similar changes.

If shareholders approve the requested investment policy change, it will be implemented as soon as practicable thereafter. If the change submitted to your approval is rejected, UBS Global AM will consider the Fund’s investment program in its entirety and determine whether other changes to the Fund’s investment policies described above are appropriate in light of the current market environment.

The Board, including the Independent Directors, unanimously recommends that shareholders vote
“FOR” the proposed investment policy change.

Proposal 5. Shareholder proposal recommending that the Board take action, subject to market conditions, to afford common and preferred shareholders an opportunity to realize the net asset value of their shares

The Fund has received the following proposal and supporting statement from a shareholder of the Fund, Full Value Offshore Partners, L.P. (“FVOP”), a Cayman Islands hedge fund, advising the Fund that, at the time its proposal was submitted, it had beneficial ownership of 43,589 common shares of the Fund, with a market value satisfying a regulatory threshold continuously for the preceding year. FVOP’s US address is Park 80 West – Plaza Two, Suite 750, Saddle Brook, NJ 07663.

For the reasons set forth in detail in the Statement of the Board of Directors, which follows FVOP’s supporting statement, the Board unanimously supports FVOP’s proposal and urges all shareholders to vote “FOR” it for the reasons noted below.

The Board and the Fund accept no responsibility for the accuracy of FVOP’s proposal or its supporting statement. The text of the proposal and supporting statement is as follows:

Proposal. The board is requested to take action, subject to market conditions, to afford common and preferred shareholders an opportunity to realize the net asset value of their shares.

SUPPORTING STATEMENT OF THE SHAREHOLDER

Since its launch in 1993 the Fund’s common shares have persistently traded at a discount to their net asset value. For example, as of December 5, 2008, the common shares were trading at a whopping 20% discount from NAV.

In addition, the preferred shares are now illiquid and can only be sold at a steep discount from their $50,000 liquidation value.

We think both the common shareholders and the preferred shareholders deserve an opportunity to realize the intrinsic value of their shares. If you agree, please vote for this proposal.

SUPPORTING STATEMENT OF THE BOARD OF DIRECTORS

The Fund’s Board supports the shareholder proposal. The Board therefore recommends that shareholders vote FOR the FVOP proposal.

Reasons for the Board’s Recommendation

1. The Board understands FVOP’s proposal as a request for actions that benefit the Fund’s shareholders
The Board regards the FVOP proposal as a recommendation to the Board to take actions that are beneficial to the Fund and all of the Fund’s shareholders. This is a goal that has been shared by the Board and UBS Global AM and pursued since the Fund’s inception. The Board is fully committed to actions which will benefit the Fund and will permit all shareholders to increase the value of their investments. As further discussed in this proxy statement, the Board and UBS Global AM regularly evaluate and, where appropriate, implement such measures.

When taking actions to benefit shareholders, the Board and UBS Global AM have been and continue to be mindful of the fundamental characteristics of the Fund as a closed-end fund. The Board’s actions are intended to further the Fund’s investment objective of a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Board believes that the Fund is intended for shareholders with long-term investment objectives, and that most of the Fund’s common shareholders are in fact long-term investors. Thus, the Board and UBS Global AM believe strongly in providing the Fund with a solid investment program that produces a competitive investment record. This belief underlies the actions taken by the Board and UBS Global AM over the years, including the proposed change to the Fund’s investment policies described elsewhere in the proxy statement.

The Board and UBS Global AM are well aware that the market price of the Fund’s shares often is lower than the Fund’s net asset value (“NAV”) per share (i.e., the Fund’s shares often trade at a discount). The Board regularly considers whether measures to reduce the Fund’s discount would be in the best interests of the Fund. Radical actions to reduce the discount, such as conducting share repurchases or tender offers, often bring about only a temporary reduction in the discount, may involve substantial transaction costs, would result in a smaller fund with a higher expense ratio and less investment flexibility, lower yield and likely lower total returns, and would benefit short-term shareholders far more than long-term shareholders. Open-ending the Fund would eliminate the discount but the Fund would have to significantly change its structure, many of its current strategies could no longer be used, and the Fund could no longer use leverage to the extent that it can as a closed-end fund, which could reduce tax-exempt dividends paid to common shareholders. Each of these consequences is taken into account by the Board when considering what actions will best serve the interests of the Fund and its shareholders.

2. The Board takes the concerns of the Fund’s auction preferred shareholders very seriously, and has taken steps to restore liquidity and to redeem their auction preferred shares (“APS”)
The Board notes FVOP’s observation that preferred shares have become illiquid. The Board and UBS Global AM have been extremely concerned about the loss of liquidity for APS holders resulting from the unprecedented auction failures across the closed-end municipal bond fund sector which began in early 2008. Those failures are due to market forces and not the actions of the Fund. However, the Board and UBS Global AM have considered various options and have taken effective steps to mitigate this situation. Most notably, in July 2008, the Board approved, and the Fund implemented, a tender option bond (“TOB”) program to provide the Fund with an alternative means of partially leveraging its assets. The TOB program has enabled the Fund to redeem a substantial portion of its APS at their $50,000 value per share, while preserving its leveraged structure and even lowering the cost of the Fund’s leverage compared with maximum dividend rates paid on APS. The Board approved, and the Fund redeemed, 800 of its APS in September 2008, representing a total of 19% of the Fund’s outstanding APS. In December 2008, the Board approved, and the Fund redeemed, an additional 300 of its APS, representing an additional 8.8% of the Fund’s then outstanding APS. This served to ensure that in the difficult market environment the Fund would continue to meet its asset coverage requirements so that it would be able to continue to declare and pay monthly dividends to common shareholders. The December redemption had the effect of decreasing the Fund’s use of leverage. These actions have restored partial liquidity to APS holders. In addition, the Board and UBS Global AM continue to evaluate other options that may be in the best interests of the Fund and its shareholders, such as possibly restructuring the remaining APS in a manner that would make the APS eligible for investment by money market funds (subject to regulatory requirements). The Board is committed to working to restore liquidity to APS holders at full value while preserving the long-term interests of the Fund; however, actions must be taken pursuant to regulatory requirements and in the face of unprecedented credit market challenges which can impact the timing and structuring of potential solutions.

3. The Board cautions that FVOP may have hidden motivations and interests that may not be consistent with those of long-term shareholders
While the Board supports the view that it should continue to take actions to increase value, the Board also wants all shareholders to understand that FVOP is not a typical investor in the Fund. FVOP is part of a group of hedge funds led by hedge fund manager Phillip Goldstein (“Goldstein hedge funds”) that frequently targets closed-end funds and tries to dissolve or significantly restructure them in ways that are not necessarily beneficial to all shareholders. Just last year, the Goldstein hedge funds filed a complaint in a Maryland court seeking to involuntarily dissolve the Fund on the grounds that the stockholders of the Fund were “so divided” at its 2008 annual shareholders’ meeting (“2008 Meeting”) that directors could not be elected. The re-election of the Fund’s directors at the 2008 Meeting was not possible due to a lack of quorum at the meeting, which was the direct result of the Goldstein hedge funds’ active solicitation of shareholder proxies and their failure to attend and vote the shares for which they had solicited proxies. By not attending the meeting, the Goldstein hedge funds prevented a quorum for the conduct of business at the meeting despite repeated efforts by the Fund to get more investors to vote their shares. We believe that this strategy of frustrating or impeding the normal functioning of shareholder meetings is inconsistent with federal regulations and a misuse of corporate governance processes, resulting in increased costs for all shareholders.

The Fund believed that the complaint filed by the Goldstein hedge funds had no merit, and it was unilaterally withdrawn by the Goldstein hedge funds, which terminated the litigation. However, the Fund learned firsthand (both through the tactics used to prevent a successful 2008 annual meeting and the lawsuit) about the destructive tactics of the Goldstein hedge funds. The Board believes that in light of the past actions by its affiliates, FVOP may have similar motives that are not apparent on the face of its proposal. The Board believes that FVOP may wish to take actions which, as discussed above, may not be in the best interests of the Fund and all of its shareholders. FVOP may not be genuinely interested in seeing the current Board take actions to benefit the Fund. Nonetheless, the Board remains committed to continuing its ongoing efforts to help the Fund’s shareholders realize the intrinsic value of their shares, subject to market conditions and the best interests of the Fund and all of its shareholders.

The Board, including the Independent Directors, unanimously recommends that shareholders vote
“FOR” FVOP’s proposal.

Proposal 6. Shareholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM

The Fund has received the following proposal and supporting statement from a shareholder of the Fund, Karpus Management, Inc. (“Karpus”), which has advised the Fund that at the time its proposal was submitted, it had beneficial ownership of 2,010,384 common shares of the Fund, with a market value satisfying a regulatory threshold continuously for the preceding year. Karpus’s address is 183 Sully’s Trail, Pittsford, NY 14534.

For the reasons set forth in detail in the Opposing Statement, which follows Karpus’s supporting statement, the Board unanimously opposes Karpus’s proposal and urges all shareholders to vote “AGAINST” it.

The Board and the Fund accept no responsibility for the accuracy of Karpus’s proposal or its supporting statement. The text of the proposal and supporting statement is as follows:

Proposal. The investment advisory agreement between the Fund and UBS Global Asset Management shall be terminated.

SUPPORTING STATEMENT OF THE SHAREHOLDER

As shareholders of PIF, we are concerned with the persistently wide discount to net asset value (“NAV”). As the prospectus states, “The Fund’s board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount.” Additionally, the Fund also specifically committed to at least annually consider: “...action either to repurchase shares of the common stock in the open market or to make a tender offer for shares of the common stock at their net asset value.” Since the fund’s inception in 1993, we cannot find any evidence that the Fund has repurchased any shares or considered making a tender offer for shares at NAV.

The discount on PIF has consistently been among the widest of all closed-end municipal bond funds. Indeed, the 10-year average discount for PIF through 12/31/2008 was -12.2% while the average municipal closed-end fund discount was -4.3% during this same time period. (Source: Bloomberg). In fact, there is no other closed-end municipal bond fund that has carried a wider discount during this time period.

Perhaps the explanation for the persistently wide discount of PIF is that the market has little confidence in the management of the fund. UBS has a relatively small presence in the closed-end fund world. Additionally, UBS has recently been the subject of much negative press, including its involvement and self interest in marketing auction rate preferred securities prior to the auction failures. Shareholders should be given an opportunity to realize the true value of their shares. The discount on our Fund has been hopelessly wide, and we have no reason to believe it will narrow without terminating the investment advisory agreement.

The board of directors has a duty to monitor fund performance and should have been proactive in seeking a sub-advisor. It is unacceptable that they have allowed the fund to consistently perform below average and the discount to remain wide. To address these issues, we believe that a change to a new investment adviser is necessary. If the board of directors cannot recognize this and continues to do nothing, we will consider taking action to replace the board with directors whose interests better align with shareholders.

OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

The Fund’s Board opposes the shareholder proposal and believes it is in your best interests to maintain your Fund’s investment advisory and administration agreement with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). For the reasons discussed below, the Board therefore recommends that shareholders vote AGAINST the Karpus proposal.

Reasons for the Board’s Recommendation

The Fund’s Board has reviewed and considered the Karpus proposal but believes that it is not in the best interests of the Fund and its shareholders. As described further below:

•	Karpus fails to point out that share repurchases and tender offers often benefit short-term shareholders more than (and sometimes at the expense of) long-term shareholders, may not reduce the discount in the long term, and may drastically alter the characteristics of the Fund;

•	Karpus’s discount information is misleading; an average of monthly discount information provided by Lipper, Inc. indicates that over the one-year period ended March 31, 2009, the Fund’s monthly average discount was 11.3%, in line with the median discount of its Lipper Leveraged Insured Municipal Debt Funds peer group of 11.4% over the same time period;

•	UBS Global AM has taken a series of measures over the years to enhance investment performance and shareholder value, including investment policy modifications and reductions in its advisory and administration fee;

•	The Fund has a competitive performance record relative to its Lipper peer group;

•	UBS Global AM’s risk-aware investment process and rigorous credit analysis have enabled the Fund to focus on higher quality securities, making it a strong investment choice during times of increased market volatility; and

•	Karpus’s proposal would leave the Fund orphaned with no investment advisor, and would result in the termination of an advisor with a record of careful stewardship during recent unprecedented market challenges.

1. Karpus does not adequately consider the long-term interests of Fund shareholders
Despite Karpus’s assertions, the Board frequently considers the difference between the Fund’s market price per share and its net asset value (“NAV”) per share (i.e., the discount or premium, as applicable) and considers whether measures to reduce the Fund’s discount, such as share repurchases, tender offers and other measures, would be in the best interests of the Fund and its shareholders. However, share repurchases and tender offers tend to benefit short-term shareholders far more than – and sometimes to the detriment of – long-term shareholders. We want shareholders to understand that, while share repurchases and tender offers may temporarily narrow a fund’s trading discount, any resulting reduction in the trading discount is often short-lived. When the share repurchase or tender offer is over, the fund’s discount often returns and persists. Share repurchases and tender offers also may involve substantial transaction costs and expenses for the Fund (and, indirectly, its shareholders), which are not addressed at all by Karpus. Moreover, share repurchases and tender offers would result in a smaller fund, which may result in a higher expense ratio, less investment flexibility, fewer assets and lower yields and likely lower total returns. Finally, share repurchases and tender offers are especially difficult to implement for funds that use leverage for investment purposes. The transactions may require the fund to reduce its leverage, resulting in reduced dividends, possible adverse tax consequences to shareholders, and potential drastic alterations of the fundamental characteristics of the fund.

Karpus is representative of a group of hedge funds that frequently invests in closed-end funds to take advantage of short-term arbitrage opportunities. Based on Karpus’s past actions with other closed-end funds, the Board believes that Karpus, unlike most of the Fund’s investors, may be a short-term shareholder looking for a quick profit through the implementation of measures such as share repurchases and tender offers. UBS Global AM has informed the Board that Karpus frequently targets closed-end funds and that Karpus’s actions and interests may not be consistent with the interests of long-term shareholders.

The Board does not believe that terminating the investment advisory and administration agreement between the Fund and UBS Global AM and implementing the measures suggested by Karpus are in the best interests of the Fund and its shareholders, and the Board recommends that shareholders vote AGAINST Karpus’s proposal.

2. UBS Global AM and the Board have taken a series of measures to make the Fund more competitive
Throughout the years, numerous actions have been taken by the Board and UBS Global AM to improve the Fund’s investment strategies, investment performance and level of fees and expenses in the interests of the Fund and its shareholders. These actions have contributed to increased investment performance and shareholder value.

Expanding the Fund’s investment strategies to improve performance. The Fund was designed to provide investors with a more risk-aware investment program than many similar funds. Over time, the Board and UBS Global AM have discussed ways to improve the Fund’s relative performance while retaining its initial investment philosophy and, as a result, the Board has provided more flexibility to UBS Global AM in its management of the Fund. Some examples of these investment policy modifications include:

•	In 2003, the Board changed the Fund’s investment strategies to allow the Fund to invest in individual securities having a maturity of less than 10 years and approved the issuance of two additional series of auction preferred shares (“APS”) in order to increase the Fund’s leverage and seek to improve performance.

•	In 2003, UBS Global AM began utilizing futures contracts to manage yield curve positioning and adjust fund duration.

•	In 2005, the Board broadened the Fund’s investment policy to allow investment of up to 20% of the Fund’s net assets in non-insured municipal obligations to include obligations that are rated below the highest rating category but are still investment grade, in order to increase the Fund’s earning potential.

•	In 2005, UBS Global AM began to rely on the Fund’s ability to make limited investments in municipal bonds that are subject to the alternative minimum tax in order to generate additional incremental income and further diversify the Fund’s portfolio.

•	In July 2008, the Board approved, and the Fund implemented, a tender option bond (“TOB”) program to provide the Fund with an alternative means of partially leveraging its assets and to enable the Fund to redeem a portion of its APS. The TOB program has lowered the cost of the Fund’s leverage relative to the maximum dividends paid on failed auctions. The Board subsequently approved, and the Fund redeemed, 800 shares of its APS in September 2008 representing a total of 19% of the Fund’s outstanding APS.

•	In December 2008, the Board approved, and the Fund redeemed, an additional 300 shares of its APS, representing an additional 8.8% of the Fund’s then outstanding APS. This served to ensure that in the difficult market environment the Fund would continue to meet its asset coverage requirements so that it would be able to continue to declare and pay monthly dividends to common shareholders. This redemption had the effect of decreasing the Fund’s use of leverage.

•	The Board recently approved, subject to shareholder approval at the upcoming Annual Meeting, a change in the Fund’s investment policy regarding the minimum credit rating of insurers of municipal securities in which the Fund invests. This change is intended to increase the Fund’s investment flexibility given the current market environment and the downgrading of bond insurers. UBS Global AM believes that the underlying credit quality of the issuers of many insured municipal bonds frequently offsets the lower rating of the bond’s insurer. UBS Global AM has informed the Board that it sees significant opportunity for long-term investors in many areas of the municipal bond market.

We believe the steps already implemented have contributed to improve the performance of the Fund relative to its peer funds over time.

Reducing the advisory and administration fee. UBS Global AM has waived a significant portion of its investment advisory and administration fee since 2003. In 2003, the Board approved a fee waiver which reduced the effective investment advisory and administration fee to 0.70% of the Fund’s average weekly net assets. In 2004, UBS Global AM increased the fee waiver, which reduced the effective investment advisory and administration fee to 0.60%. In 2006, the Board determined to calculate the investment advisory and administration fee only on net assets attributable to common shares, rather than on all assets (including those attributable to APS), further significantly reducing the Fund’s total expense ratio. In July 2008, the Board approved a voluntary fee waiver proposed by UBS Global AM which further reduced the effective advisory and administration fee to 0.50% of the Fund’s average weekly net assets attributable only to common shares. Finally, at the upcoming Annual Meeting, the Board and UBS Global AM have proposed, and you will be asked to approve, a new advisory and administration agreement between the Fund and UBS Global AM which would reduce the contractual advisory and administration fee. This history of fee changes was intended to make the Fund more competitive with comparable closed-end funds, contribute to improved performance and contribute to reducing the trading discount that has existed.

The implementation of these measures together with the Fund’s risk-aware investment approach has benefited the Fund (as evidenced by the Fund’s competitive performance compared to its peer group, particularly in the past 1-, 3- and 5-year periods as shown below). The Board therefore believes that it is in the best interests of the Fund to continue to retain UBS Global AM as the Fund’s investment advisor, and recommends that shareholders vote AGAINST Karpus’s proposal.

3. The Fund has a competitive performance record and benefits from the continuous management of UBS Global AM
Fund shareholders benefit from the experience and resources of UBS Global AM. As of December 31, 2008, UBS Global AM had approximately $144 billion in assets under management. Moreover, UBS Global AM is an indirect, wholly-owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $539 billion in assets under management worldwide as of December 31, 2008. UBS Global AM’s expertise and resources enable it to provide your Fund with first rate research, trading, and investment management support. Kevin McIntyre, the Fund’s portfolio manager, has served as the Fund’s portfolio manager since 2005. Mr. McIntyre is a director (since 2003) and portfolio manager (since 2005) of UBS Global AM. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM.

As shown in the table below, the Board believes that the Fund’s investment approach and recent performance has benefited shareholders and has been competitive (based on both net asset value and market price) relative to the peer group of other funds categorized as Leveraged Insured Municipal Debt Funds by Lipper, Inc., an independent third party provider of comparative fund data (“Lipper peer group”):

Insured Municipal Income Fund Inc. as of March 31, 2009

Average Annual Total Return(1)	1-Year	3-Year	5-Year	10-Year

Fund Net Asset Value Total Return(3)	-0.39%	0.37%	1.56%	3.45%
Lipper Insured Muni Debt Funds (Leveraged) Classification Net Asset Value Total Return median(4)	-4.01%	-0.37%	1.27%	3.83%
Rank in Lipper Classification Based on Net Asset Value Total Return(4)	3 out of 24	8 out of 24	9 out of 24	12 out of 18
Fund Market Price Total Return(2)	-3.32%	0.38%	0.69%	3.69%
Lipper Insured Muni Debt Funds (Leveraged) Classification Market Price Total Return median(4)	-6.20%	-1.85%	0.26%	3.30%
Rank in Lipper Classification Based on Market Price Total Return(4)	6 out of 24	4 out of 24	8 out of 24	6 out of 18

Performance data represents past performance, which does not guarantee future results. Investment return and net asset and market values will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

(1)	Total return calculations represent the average annual changes in value of an investment over the periods indicated.

(2)	The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates.

(4)	Source: Lipper Inc.

UBS Global AM’s extensive experience has provided the Fund with competitive investment performance, which leads the Board to recommend that shareholders vote AGAINST Karpus’s proposal.

4. The Fund’s focus on high credit quality makes it a strong investment choice during times of increased market volatility, notwithstanding the Fund’s discount
The competitive investment record of the Fund is the result of UBS Global AM’s solid investment program for the Fund. Consistent with the Fund’s investment objective, UBS Global AM seeks to maximize after-tax total return while minimizing volatility, and to deliver consistent, above-average returns. This means the Fund does not intend to pursue a higher yield at the risk of losing principal. The Fund follows a disciplined and diversified risk-aware investment process which takes advantage of UBS Global AM’s research capabilities, including credit and macroeconomic analysis. Using a top-down investment process supported by extensive research, the Fund seeks to capitalize on inefficiencies in the municipal bond markets across different sectors, maturities, bond structures and issuers.

The Board and UBS Global AM believe that for a fixed income fund, the biggest long-term risk to principal is the creditworthiness of the issuers in which the fund invests. Therefore, in choosing investments for the Fund, UBS Global AM focuses on both the credit quality of the issuer of the municipal security and the credit quality of the insurer. UBS Global AM uses proprietary quantitative, credit, market and economic research to make portfolio management decisions.

UBS Global AM’s risk-aware investment process and rigorous credit analysis has enabled the Fund to focus on higher quality securities, which can be particularly beneficial during periods of market volatility. The Fund’s performance has benefited from UBS Global AM’s focus: as of March 31, 2009, for the 1- and 3-year trailing periods the Fund outperformed 88% and 68% of its Lipper peer group based on net asset value, and 76% and 84% of its Lipper peer group based on market price.

As with other municipal closed-end funds within the Fund’s peer group, the market price of the Fund’s shares often is lower than the Fund’s NAV per share (i.e., the Fund’s shares often trade at a discount). However, in evaluating the Fund as an investment vehicle and UBS Global AM’s performance as a manager, the Board believes that the discount must be weighed against the Fund’s relative investment performance and its adherence to its investment philosophy. The Fund does not seek to place itself among the highest yielding funds through investments in riskier bonds. While a higher yield might reduce a closed-end fund’s trading discount at times, it can be a recipe for losing principal, which is inconsistent with the Fund’s long-term focus on balance and conserving principal.

Karpus’s assertions about the Fund’s discount levels are misleading. Karpus compares the Fund to the entire universe of closed-end municipal bond funds, some of which have investment objectives and strategies that differ substantially from those of the Fund. The Board and UBS Global AM believe the Fund’s discount should be evaluated over time relative to the median discount of its Lipper peer group – the funds with which the Fund actually competes. As of March 31, 2009, the Fund traded at a 12.9% discount to its NAV, relative to a median discount of 10.6% for its Lipper peer group. However, discount levels vary continuously and considering averages can be more informative than considering specific points in time. An average of monthly discount information provided by Lipper, Inc. indicates that over the one-year period ending March 31, 2009, the Fund’s average discount was 11.3%, which was in line with a median discount of 11.4% for its Lipper peer group over the same time period. (Source: Lipper).

The Board believes that the presence of a discount does not, by itself, necessitate the drastic step of terminating the Fund’s investment advisory and administration agreement with UBS Global AM, particularly in light of the Fund’s competitive performance and other positive indicators, as described above. The Board therefore recommends that shareholders vote AGAINST Karpus’s proposal.

5. The Fund’s investment advisor is not the primary focus of negative press
Karpus makes reference to UBS being the subject of negative press. The Board has followed these press articles closely. The press statements do not relate to actions taken by UBS Global AM or the individuals responsible for managing your Fund. The statements made in the press relate to entities that are separate from UBS Global AM, and do not relate to any actions taken by UBS Global AM or its personnel, the Fund or to the management of the Fund. In addition, the Board regularly reviews the performance and compliance policies and reports of its investment advisor. The Board receives in-person reports from the Fund’s chief compliance officer (“CCO”) on at least a quarterly basis. Also, between regular Board meetings, individual Board members receive updates on matters that might impact the Fund or UBS Global AM. The Board believes that UBS Global AM maintains high standards of regulatory compliance. The Board therefore recommends that shareholders vote AGAINST Karpus’s proposal.

6. Karpus’s proposal is not viable
Karpus does not propose any other advisor for the Fund – just that the current advisor be terminated. There is no guarantee that the Fund’s Board would be able to find and retain a qualified and reputable investment advisor that would agree to assume the management of the Fund for a reasonable cost, especially given the continuing attacks from hedge funds criticizing management and attempting to provoke drastic responses. In that case, there is a possibility that your Fund could be orphaned without any advisor at all, making it difficult or impossible for the Fund to carry out any portfolio management, research or trading – the Fund’s investment program would be completely paralyzed. Karpus’s proposal also ignores the significant expenses that the Fund and its shareholders could incur in replacing UBS Global AM.

Even more to the point, the Board has the ability to terminate an investment advisory agreement at any time if it believes that it is in the best interests of the Fund. The Board does not need a shareholder vote. The Board, however, is in favor of continuing to retain UBS Global AM as investment advisor. As explained above, the Board believes that Fund shareholders benefit from the services, experience and resources of UBS Global AM. UBS Global AM and its affiliates and predecessors have been managing the Fund since 1993 – charting a careful course for sixteen years. Its careful stewardship during recent unprecedented market challenges – reflected in the strong relative performance cited above – shows that its long-term, dedicated approach has merit. The Board therefore believes that the proposal is not in the best interests of the Fund and recommends that shareholders vote AGAINST Karpus’s proposal.

The Board, including the Independent Directors, recommends that shareholders vote
“AGAINST” Karpus’s proposal.

Additional information about the Board

The Board met eleven times during the fiscal year ended March 31, 2009. Each director attended 75% or more of the Board meetings during the last fiscal year. The Fund’s directors are not required to attend the Fund’s annual meetings; Mr. Garil, a director, attended the annual meeting of shareholders in 2008.

The Board has established an Audit Committee that acts pursuant to a written charter (“Audit Committee Charter”) and is responsible for, among other things: (i) overseeing the scope of the Fund’s audit, (ii) overseeing the Fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as determining the compensation thereof. The Audit Committee Charter is available on UBS Global AM’s Web site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/ii_closed end_funds.html, and a copy of the charter is attached as Exhibit A. In furtherance of its duties, the Audit Committee also is responsible for, among other things: receiving reports from the Fund’s independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring of UBS Global AM and the Fund’s independent registered public accounting firm as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; and reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm may have encountered during the conduct of the audit.

Although the Audit Committee has the responsibilities set forth in its Audit Committee Charter and described above, it is not responsible for planning or conducting the Fund’s audit or determining whether the Fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. In fulfilling their responsibilities under the Fund’s Audit Committee Charter, it is recognized that (i) the members of the Audit Committee are not full-time employees of the Fund; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or any other types of auditing and accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within or outside of the Fund from whom he or she receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global AM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accounting firm to the Fund. The review of the Fund’s financial statements by the Fund’s Audit Committee is not of the same quality as the audit performed by the independent registered public accounting firm.

None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his or her independence from management or the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. Each member of the Fund’s Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met six times during the fiscal year ended March 31, 2009, and each member attended 75% or more of those meetings.

The Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; (c) received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2009. The members of the Audit

Committee are Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Bernard H. Garil and Heather R. Higgins.

The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (“Nominating and Corporate Governance Committee Charter”). The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board; making recommendations to the Board with respect to compensation of Board and committee members; overseeing an annual evaluation of the Board and its committees; reporting on such evaluation to the Board; and performing such other governance functions as the Board may from time to time delegate to the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is not available on UBS Global AM’s Web site, but a copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit B. The Nominating and Corporate Governance Committee currently consists of Messrs. Burt and Garil and Ms. Higgins, none of whom is an “interested person” for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating and Corporate Governance Committee met once during the fiscal year ended March 31, 2009, and each member attended that meeting.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders. The Board does not have a standing compensation committee. Shareholders can send other communications to the Board care of its chairman at the following address: Mr. Richard Q. Armstrong—UBS Funds, c/o Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019.

Each Independent Director receives, in the aggregate from the UBS Global AM funds of which he or she is a director, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The chairman of the boards receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each such meeting actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocatedpro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person of the Fund, but not by reason of affiliation with UBS Global AM, is compensated by UBS Global AM with respect to a fund unless the management, investment advisory and/or administration contract between that fund and UBS Global AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates.

Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. The table below includes certain information relating to the compensation of the Fund’s directors. Professor Feldberg, an “interested person” of the Fund, is compensated by UBS Global AM with respect to those funds for which UBS Global AM serves as advisor, sub-advisor or manager, except as discussed above.

Compensation table†

		Total
	Aggregate	compensation
	compensation	from the Fund
	from the	and the Fund
Name of person, position	Fund*	complex**

Richard Q. Armstrong, director	$9,265	$251,400
Alan S. Bernikow, director	8,054	235,400
Richard R. Burt, director	6,967	225,400
Meyer Feldberg, director††	0	190,750
Bernard H. Garil, director	8,616	203,400
Heather R. Higgins, director	8,616	203,400

†	Except as discussed above, only Independent Directors were compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager.

††	Professor Feldberg is an “interested person” of the Fund by virtue of his position as senior advisor with Morgan Stanley. The compensation amounts listed in the compensation table for Professor Feldberg represent only (1) those amounts paid by other funds within the Fund Complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the Fund Complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation, as discussed above. Professor Feldberg is compensated by UBS Global AM with respect to his service on the Fund’s board.

*	Represents fees paid to each director during the fiscal year ended March 31, 2009.

**	Represents fees paid during the calendar year ended December 31, 2008 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt and Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Information concerning independent registered public accounting firm

The Fund’s financial statements for the fiscal year ended March 31, 2009, were audited by Ernst & Young LLP (“Ernst & Young”), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young’s independence. The Audit Committee of the Fund has selected Ernst & Young as the Fund’s independent registered public accounting firm, and such selection also has been approved by the Fund’s board for the fiscal year ending March 31, 2010. Ernst & Young has been the Fund’s independent registered public accounting firm since its inception in June 1993. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Audit fees
The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the fiscal years ended March 31, 2009 and March 31, 2008 were approximately $42,000 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees
The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,523 and $8,667, respectively, in each of the fiscal years ended March 31, 2009 and March 31, 2008.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements, (2) review of the consolidated 2007 and 2006 reports on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the Fund’s fiscal years ended 2009 and 2008.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax fees
The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended March 31, 2009 and March 31, 2008 were approximately $10,135 and $13,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and

March 31, 2008 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees
For the fiscal years ended March 31, 2009 and March 31, 2008, there were no fees billed by Ernst & Young for other services provided to the Fund. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The Audit Committee shall:

2. Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such subcommittee shall report to the Committee, at its next regularly scheduled meeting after the subcommittee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global or the Fund’s officers).

Aggregate non-audit fees
For the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate non-audit fees billed by Ernst & Young of approximately $230,658 and $146,599, respectively, included non-audit services rendered on behalf of the Fund of approximately $18,658 and $21,690, respectively, and non-audit services rendered on behalf of the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of approximately $212,000 and $124,909, respectively.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining Ernst & Young’s independence.

services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

Executive officers

Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund’s officers currently receives any compensation from the Fund. The executive officers of the Fund are:

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007 and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Elbridge T. Gerry III*; 52	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of 6 investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) prior to which she was an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin McIntyre*; 42	Vice President	Since 2005	Mr. McIntyre is a director (since 2003) and portfolio manager (since 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. McIntyre is a vice president of 2 investment companies (consisting of 2 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

		Term of office†	Principal occupation(s) during past 5 years;
	Position(s) held	and length of	number of portfolios in Fund complex
Name, address, and age	with Fund	time served	for which person serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003), and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a board director and president of UBS Global AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Officers of the Fund are appointed by the directors and serve at the pleasure of the board.

Other information

Beneficial ownership of shares

The following is based upon a review of public filings. As of April 30, 2009, management knew of the following persons who owned beneficially 5% or more of the common stock or auction preferred stock of the Fund:

		Amount of
Title of class	Name and address of beneficial owner	beneficial ownership	Percent of class*

Common Stock	Bulldog Investors General Partnership and Phillip Goldstein	2,078,913**	10.08%
	60 Heritage Drive, Pleasantville, NY 10570

Common Stock	Karpus Management Inc., d/b/a Karpus	2,010,384***	9.75%
	Investment Management
	183 Sully’s Trail, Pittsford, NY 14534

Auction Preferred Stock	UBS AG, for benefit of and on behalf of	1,173****	37.84%
	UBS Securities LLC and UBS Financial
	Services Inc.
	Bahnhofstrasse 45, PO Box CH-8021
	Zurich, Switzerland

Auction Preferred Stock	Morgan Stanley & Co. Incorporated	183*****	5.90%
	1585 Broadway, New York, NY 10036

*	Percent of class is based on the number of shares outstanding as of April 30, 2009.
**	Based on a Schedule 13D/A filed with the SEC with respect to the Fund on April 29, 2009 by Bulldog Investors General Partnership and Phillip Goldstein.
***	Based on a Schedule 13D/A filed with the SEC with respect to the Fund on January 30, 2009 by Karpus Investment Management.
****	Based on a Schedule 13G filed with the SEC with respect to the Fund on February 10, 2009 by UBS AG, for benefit of and on behalf of UBS Securities LLC and UBS Financial Services Inc.
*****	Based on a Schedule 13G filed with the SEC with respect to the Fund on February 17, 2009 by Morgan Stanley & Co. Incorporated.

Section 16(a) beneficial ownership reporting compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any board member or officer.

Shareholder proposals

Any shareholder who wishes to submit proposals to be considered at the Fund’s 2010 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management, UBS Tower, One North Wacker Drive, Chicago IL, 60606. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than January [29], 2010. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the

Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Bylaws, as in effect from time to time.

Currency of information

Shareholders should note that information and data provided in this Proxy Statement is current only as of the dates indicated. In order to comply with certain regulatory requirements relating to the timing for the preparation of opposition statements to shareholder proposals, the performance and discount information provided in the opposition statement to Proposal 6 is as of March 31, 2009. Shareholders should note that the Fund’s performance and discount may vary from month to month and thus may differ from the figures shown. Past performance does not guarantee future results. In addition, information regarding the assets under management of UBS Global AM and the UBS Global Asset Management division of UBS AG provided in the opposition statement to Proposal 6 is as of December 31, 2008. As of March 31, 2009, UBS Global AM had approximately $142 billion in assets under management and the UBS Global Asset Management division had approximately $507 billion in assets under management.

Solicitation of proxies

Your vote is being solicited by the directors of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

In addition, the Fund has made arrangements with a professional proxy solicitation firm, Georgeson Inc., to assist with solicitation of proxies. The Fund anticipates that the cost of retaining Georgeson Inc. will be approximately $10,000 to $50,000 plus expenses. The Fund has agreed to indemnify Georgeson Inc. against certain liabilities, including liabilities arising under the federal securities laws. Georgeson Inc. has informed the Fund that it intends to employ approximately 40 persons to solicit proxies.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.

It is currently estimated that the total amount to be spent on the solicitation (in excess of the amount normally spent for an annual meeting where only the reelection of the existing board members is proposed, and excluding salaries and wages of Fund officers and employees of UBS Global AM) will be approximately $550,000. To date, approximately $0 has been spent on the solicitation. These amounts exclude costs normally expended for the election of directors in the absence of a contest. The directors and officers of the Fund, or regular employees and agents of UBS Global AM and UBS Financial Services Inc., may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the meeting.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on August 12, 2009

This proxy statement, along with the Fund’s annual report for the fiscal year ended March 31, 2009, are available free of charge on the Fund’s website at [http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/ii_closed_end_funds.html.]

Other business

Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the board of directors,
Mark F. Kemper
Vice President and Secretary

May [29,] 2009

It is important that you execute and return your proxy promptly.

Exhibit A

Audit Committee Charter, amended and restated as of May 12, 2004
(with revisions through July 2008)

Establishment and purpose
 This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Fund’s independent auditors.

In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund’s audit, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

Duties and responsibilities
Audit oversight. The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1.	Approve, and recommend to the Board for the Board’s ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Pre-approve (a) all audit and permissible non-audit services[2] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not

Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global or the Fund’s officers).

3.	Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors’ independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

4.	Review, in consultation with the independent auditors, the scope of the Fund’s proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund’s financial statements.

5.	Inquire of UBS Global and the independent auditors as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

6.	[Closed-end Funds only] Review and discuss the Fund’s audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund’s disclosure of management’s discussion of Fund performance.

7.	Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management’s response.

8.	Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

9.	Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund’s service providers.

recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

10.	Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund’s sub-adviser(s), if any, that relates to services rendered to the Fund.

11.	Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund’s investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

12.	Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

13.	[Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund’s officers and UBS Global; and prepare the audit committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders.

14.	[Closed-end Funds only] At least annually, obtain and review a report by the Fund’s independent auditors describing (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditor and the Fund.

15.	[Closed-end Funds only] Discuss in general the Fund’s periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

16.	[Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

17.	[Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund’s independent auditors.

18.	[Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board’s review.

19.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In performing its duties, the Committee shall be provided by UBS Global, the Fund’s sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers and, as it determines necessary to carry out its duties and at the Fund’s expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund’s independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

Composition
The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an “interested person,” as that term is defined in Section 2(a)(1 9) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange’s Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.2

In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an “audit committee financial expert,” as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

Meetings
The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund’s counsel, UBS Global, the Fund’s sub-adviser(s), if any, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund’s independent auditors at least once a year outside the presence of the Fund’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting
The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

[2]	In the case of a newly-organized UBS fund, the Chairperson’s term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

Limits on role of committee
 While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund’s audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund’s financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments
This Charter may be amended by a vote of a majority of the Board members.

Appendix A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Master Trust
*Strategic Global Income Fund, Inc.
*Global High Income Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

*	Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

Appendix B

Audit committee financial expert requirements

An “audit committee financial expert” is a person who has the following attributes:

an understanding of generally accepted accounting principles and financial statements;

the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

other relevant experience.

Appendix C

Policies of the audit committee regarding concerns or complaints relating to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund

Introduction
The following policies are adopted by the Board of each fund (“Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) listed on Appendix A to the Fund’s Audit Committee Charter (“Charter”).

These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 11 of “Duties and Responsibilities—Audit Oversight” in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a “Service Provider”) and (3) protections for such persons bringing complaints or concerns to the attention of the Board’s Audit Committee (the “Committee”).

Reporting
It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PNC Global Investment Servicing, Inc.), contact UBS Global AM via the “ethics hotline” and/or mailbox referenced below (unless such person believes that using such “ethics hotline” and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider’s reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

Non retaliation
The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following “Covered Activities”:

1.	reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

2.	assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

3.	filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

Confidentiality
Reasonable efforts will be made to keep a reporting person’s identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee) at the Chairman’s (or other Committee member’s) address as specified in the Fund’s Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

Ethics hotline & mailbox
Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 877-

882 9373. Written submissions should be addressed to: UBS Global Asset Management (Americas) Inc., Attn: Chief Compliance Officer, 51 West 52nd Street, New York, NY 10019-61 14.

Breach of this policy
Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund’s or a Service Provider’s reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board’s decision to terminate any Fund contracts or other relationships with the Service Provider.

Retention and treatment of information regarding concerns and complaints
The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

(May 2004, with revisions through July 2008)

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Exhibit B

Nominating and corporate governance committee charter, amended and restated
as of July 16, 2008

Establishment and purpose
This document serves as the Charter for the Nominating and Corporate Governance Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the “Board”) of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and (e) periodically assess the functioning of the Board and its committees (including the Committee).

Composition
1.	The Committee shall consist of three or more Board members who are not “interested persons” of the Fund, as that term is defined in Section 2(a)(1 9) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the “NYSE”). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member’s resignation or removal from the Board or the Committee.

2.	The Committee shall elect a chairperson (the “Chairperson”) of the Committee, who shall preside over Committee meetings.

3.	The compensation of the Chairperson and the Committee members shall be as determined by the Board.

Nomination and appointment policy
1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

	•	whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

	•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

	•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

	•	the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

	•	the interplay of the candidate’s experience with the experience of other Board members; and

	•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

Duties and responsibilities
1.	The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

2.	The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3.	The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

4.	The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

5.	The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

6.	The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board.

7.	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

Subcommittees
1.	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Meetings
1.	The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

2.	One-half of the Committee’s members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

3.	The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

4.	The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

5.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

Reporting
1.	The Chairperson shall report to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments
1.	This Charter may be amended by a vote of a majority of the Board members.

Schedule A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Master Trust
Strategic Global Income Fund, Inc.
Global High Income Fund Inc.
Investment Grade Municipal Income Fund Inc. Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

Exhibit C

Form of Proposed Contract

Investment advisory and administration contract
Contract made as of ~~April 1, 2006~~,[ ], 2009, between INSURED MUNICIPAL INCOME FUND INC., a Maryland corporation (“Fund”), and UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (“UBS Global ~~Americas~~AM”), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, diversified management investment company, and  ~~intends to register~~ has registered shares of its common stock (“Shares”) for sale to the public under the Securities Act of 1933, as amended (“1933 Act”); and

WHEREAS, the Fund desires to retain UBS Global ~~Americas~~AM as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Fund and UBS Global ~~Americas~~AM is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Fund hereby appoints UBS Global ~~Americas~~AM as investment adviser and administrator of the Fund for the period and on the terms set forth in this Contract. UBS Global ~~Americas~~AM accepts such appointment and agrees to render the services set forth herein for the compensation provided herein.

2.	Duties as Investment Adviser.

	(a)	Subject to the supervision of the Fund’s Board of Directors (“Board”), UBS Global ~~Americas~~AM will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund.

	(b)	UBS Global ~~Americas~~AM agrees that in placing orders with brokers and dealers, it will attempt to obtain ~~the~~ best ~~net result in terms of price and~~ execution on behalf of the Fund; provided that UBS Global ~~Americas~~AM may, in its discretion, purchase and sell portfolio securities to and from brokers who provide the Fund with research, analysis, advice and similar services, and UBS Global ~~Americas~~AM may pay to those brokers, in return for such services, a higher commission than may be charged by other brokers, subject to UBS Global ~~Americas’~~AM determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of UBS Global ~~Americas~~AM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global ~~Americas~~AM, or any affiliated person thereof, except in accordance with the federal securities laws, the rules and regulations thereunder~~. Whenever UBS Global Americas,~~ or the terms of any exemptive order. To the extent permitted by laws and regulations, and subject to applicable procedures adopted by the Board, UBS Global AM may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by UBS Global AM or its affiliates. Whenever UBS Global AM simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by UBS Global ~~Americas~~AM, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account and consistent with UBS Global AM’s fiduciary obligations to the Fund. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

	(c)	UBS Global ~~Americas~~AM will maintain or oversee the maintenance of all books and records with respect to the securities transactions of the Fund and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global ~~Americas~~AM hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained and preserved by Rule 31a-1 and Rule 31a-2 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

	(d)	UBS Global ~~Americas~~AM will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Fund under the 1933 Act and 1940 Act and any amendments or supplements thereto (“Registration Statement”), or a subsequent disclosure document in lieu of an amendment or supplement thereto, such as certain disclosure included in a shareholder report in response to specific provisions in Rule 8b-16 under the 1940 Act (“Rule 8b-16 Disclosure”) or as more frequently requested by the Board.

	(e)	The Fund hereby authorizes UBS Global ~~Americas~~AM and any entity or person associated with UBS Global ~~Americas~~AM which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by UBS Global ~~Americas~~AM or any person or entity associated with UBS Global ~~Americas~~AM for such transactions in accordance with Rule 11a2-2(T)(a)(2 ~~)(iv~~).

3.	Duties As Administrator. UBS Global ~~Americas~~AM will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:

	(a)	UBS Global ~~Americas~~AM will supervise all aspects of the operations of the Fund, including the oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

	(b)	UBS Global ~~Americas~~AM will provide the Fund with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Fund.

	(c)	UBS Global ~~Americas~~AM will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Fund’s Registration Statement, proxy material, tax returns and required reports to the Fund’s shareholders and the Securities and Exchange Commission (“SEC”) and other appropriate federal or state regulatory authorities.

	(d)	UBS Global ~~Americas~~AM will provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

	(e)	UBS Global ~~Americas~~AM will provide the Board, on a regular basis, with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global ~~Americas~~AM.

	(f)	UBS Global AM has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940, as amended, and the rules thereunder, has provided the Fund with a copy of such compliance policies and procedures (and will provide the Fund with any material amendments thereto) and agrees to assist the Fund in complying with the Fund’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable.

4.	Further Duties. In all matters relating to the performance of this Contract, UBS Global ~~Americas~~AM will act in conformity with the Articles of Incorporation, By-Laws ~~and~~, Registration Statement and Rule 8b-16 Disclosure of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

5.	Delegation of UBS Global ~~Americas~~AM’s Duties as Investment Adviser and Administrator. UBS Global ~~Americas~~AM may enter into one or more contracts with another party in which UBS Global ~~Americas~~AM delegates to such other party any or all of its duties specified in Paragraphs 2 and 3 of this Contract, provided that each such contract imposes on the other party bound thereby all the applicable duties and conditions to which UBS Global ~~Americas~~AM is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each such contract meets all requirements of the 1940 Act and rules thereunder.

6.	Services Not Exclusive. The services furnished by UBS Global ~~Americas~~AM hereunder are not to be deemed exclusive and UBS Global ~~Americas~~AM shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of UBS Global ~~Americas~~AM, who may also be a director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7.	Expenses.

	(a)	During the term of this Contract, the Fund will bear all expenses not specifically assumed by UBS Global ~~Americas~~AM incurred in its operations and the offering of its Shares or any preferred stock.

	(b)	Expenses borne by the Fund will include but not be limited to the following (which shall be in addition to the fees payable to and expenses incurred on behalf of the Fund by UBS Global ~~Americas~~AM under this Contract): (1) the costs (including brokerage ~~Commissions~~commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) expenses incurred on behalf of the Fund by UBS Global ~~Americas~~AM; (3) organizational and offering expenses of the Fund, whether or not advanced by UBS Global ~~Americas~~AM; (4) filing fees and expenses relating to the registration and qualification of the Fund’s Shares under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Fund ~~or~~by reason of affiliation with UBS Global AM or any of UBS Global ~~Americas~~AM’s affiliates; (6) all expenses incurred in connection with the directors’ services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing

~~expense~~expenses, including legal fees of special counsel for the  ~~independent~~ directors who are not interested persons of the Fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing any share certificates; (13) expenses of printing and distributing reports to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings; (20) fees and expenses of listing and maintaining any listing of the Fund’s Shares on any national securities exchange; and (21) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

	(c)	The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by UBS Global ~~Americas~~AM and acknowledged as otherwise payable by UBS Global ~~Americas~~AM pursuant to this Contract, the Fund may reduce the fee payable to UBS Global ~~Americas~~AM pursuant to Paragraph 8 hereof by such amount. To the extent that such deductions exceed the fee payable to UBS Global ~~Americas~~AM on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

	(d)	UBS Global ~~Americas~~AM will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by those directors who are interested persons of the Fund by reason of affiliation with UBS Global AM.

	(e)	The payment or assumption by UBS Global ~~Americas~~AM of any expense of the Fund that UBS Global ~~Americas~~AM is not required by this Contract to pay or assume shall not obligate UBS Global ~~Americas~~AM to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

	(f)	UBS Global ~~Americas~~AM will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed the limits applicable to the Fund under the applicable securities laws and regulations of any state.

8.	Compensation.

	(a)	For the services provided and the expenses assumed pursuant to this Contract, the Fund will pay to UBS Global ~~Americas~~AM a fee, computed weekly and paid monthly, at an annual rate of ~~0.90~~0.75% of the ~~Fund’s average weekly~~ previous Friday’s net assets of the Fund, or, if the previous Friday is a holiday, the next business day thereafter, calculated only on the net assets attributable to the common shares.

	(b)	The fee shall be accrued weekly and payable monthly to UBS Global ~~Americas~~AM on or before the last business day of the next succeeding calendar month.

	(c)	If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

9.	Limitation of Liability of UBS Global ~~Americas~~AM. UBS Global ~~Americas~~AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of UBS Global ~~Americas~~AM, who may be or become an officer, director, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee or agent or one under the control or direction of UBS Global ~~Americas~~AM even though paid by it.

10.	Duration and Termination.

(a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to UBS Global ~~Americas~~AM or by UBS Global ~~Americas~~AM at any time, without the payment of any penalty, on sixty days’ written notice to the Fund. This Contract will automatically terminate in the event of its assignment.

11.	Amendment of This Contract. ~~No provision~~Provisions of this Contract may be ~~changed, waived, discharged or terminated orally, but only by an instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities~~.amended subject to the provisions of the 1940 Act, as modified or interpreted by an applicable order of the SEC or any regulation adopted by the SEC, or interpretative release or no-action letter of the SEC or its staff. Accordingly, approval of an amendment by shareholders would be necessary only to the extent required by the 1940 Act as so modified or interpreted.

12.	Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.	Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “net assets,” “sale,” “sell” and “security” shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the ~~Securities and Exchange Commission~~SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is relaxed by a rule, regulation or order of the ~~Securities and Exchange Commission~~SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

INSURED MUNICIPAL INCOME FUND INC.

Attest: ____________________________________ Name: Title:	By: ________________________________ Name: Title:

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

Attest: ____________________________________ Name: Title:	By: __________________________________ Name: Title:

Exhibit D

Investment management, advisory and administrative services to other funds

The following table provides information regarding investment companies for which UBS Global AM provides investment management, advisory or sub-advisory services and that have investment objectives and strategies that are similar to those of the Fund. All of the information below is provided as of [  ], 2009.

Net assets as of
Fund	Advisory fee	[ ], 2009	Waiver/expense Limitation

Investment Grade Municipal Income Fund Inc.	Annual rate of 0.90% of the fund’s average weekly net assets attributable to common and auction preferred shares	[ ]	Since August 1, 2008, the fee is reduced pursuant to a voluntary fee waiver arrangement to 0.60% of the fund’s average weekly net assets attributable only to common shares. This voluntary fee reduction continues indefinitely and cannot be modified without the approval of the fund’s board of directors.

D-1

Exhibit E

Principal executive officers and directors of UBS Global AM

Set forth below in alphabetical order is a list of the names, addresses and principal occupation of each principal executive officer and director of UBS Global AM with respect to the Fund. While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Fund.

Name and address	Principal occupation***

Mark F. Kemper**	Managing Director, Secretary and Head of Legal – Americas
Barry M. Mandinach*	Board Director, Managing Director and Chief Marketing Officer – Americas
Joseph McGill*	Managing Director and Chief Compliance Officer – Americas
John Moore**	Board Director, Managing Director, Treasurer and Head of Financial Control – Americas
Kai R. Sotorp**	Board Director, President and Head of the Americas and Member of the UBS Group Managing Board

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
***	None of the principal executive officers and directors of UBS Global AM listed above have principal employment other than their respective position(s) with UBS Global AM.

E-1

Exhibit F

Officers of the Fund who are officers of UBS Global AM

Set forth below in alphabetical order are the officers of the Fund who also serve as officers of UBS Global AM:

Name	Position(s) Held with the Fund

Joseph J. Allessie	Vice President and Assistant Secretary
Thomas Disbrow	Vice President and Treasurer
Michael J. Flook	Vice President and Assistant Treasurer
Elbridge T. Gerry III	Vice President
Mark F. Kemper	Vice President and Secretary
Joanne M. Kilkeary	Vice President and Assistant Treasurer
Tammie Lee	Vice President and Assistant Secretary
Steven J. LeMire	Vice President and Assistant Treasurer
Joseph McGill	Vice President and Chief Compliance Officer
Kevin McIntyre	Vice President
Nancy D. Osborn	Vice President and Assistant Treasurer
Eric Sanders	Vice President and Assistant Secretary
Andrew Shoup	Vice President and Chief Operating Officer
Kai R. Sotorp	President
Keith A. Weller	Vice President and Assistant Secretary

F-1

Insured Municipal Income Fund Inc.

Insured Municipal Income Fund Inc.

Notice of annual meeting to be held on August 12, 2009 and proxy statement

Notice of Internet Availability of Proxy Material

The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are available at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/ii_closed_end_funds.html

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

P R O X Y	Insured Municipal Income Fund Inc.
Common Stock Proxy

Annual Meeting of Shareholders – August 12, 2009

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of Insured Municipal Income Fund Inc., a Maryland corporation (the “Company”), hereby appoints Keith A. Weller and Cathleen Crandall, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held on August 12, 2009 at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the listed nominees for director, “FOR” Proposals 3, 4 and 5 and “AGAINST” Proposal 6. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: Georgeson Inc., Wall Street Station, PO Box 1100, New York, NY 10269-0646.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
	SEE REVERSE SIDE	SEE REVERSE SIDE

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR the listed nominees, FOR proposals 3, 4 and 5 and AGAINST proposal 6.

1.	Not Applicable: Proposal 1 is to be voted upon only by holders of				3.	To approve a new investment advisory and	FOR	AGAINST	ABSTAIN
	auction preferred shares, as described in the Notice of Annual					administration contract with lower contractual	☐	☐	☐
	Meeting of Shareholders and accompanying Proxy Statement.					fees between the Fund and UBS Global Asset
Management (Americas) Inc. (“UBS Global AM”)
2.	To elect as directors:
	01 – Richard Q. Armstrong 03 – Bernard H. Garil				4.	To approve a change in the Fund’s investment	☐	☐	☐
	02 – Alan S. Bernikow 04 – Heather R. Higgins					policies to address recent market developments
and make the Fund more competitive
☐	Mark here to vote FOR all nominees
					5.	To approve a shareholder proposal recommending that	☐	☐	☐
☐	Mark here to WITHHOLD from all nominees					the board of directors take action, subject to market conditions, to afford common and preferred shareholders an opportunity to
☐	For all EXCEPT – To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.					realize the net asset value of their shares
	01	02	03	04	6.	To approve a shareholder proposal to terminate the investment
	☐	☐	☐	☐		advisory agreement between the Fund and UBS Global AM

					7.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Date , 2009

Signature

Signature, if held jointly

Title or Authority

Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp., John Doe, Treasurer”

Notice of Internet Availability of Proxy Material

The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are available at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/ii_closed_end_funds.html

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

P R O X Y	Insured Municipal Income Fund Inc.
Preferred Stock Proxy

Annual Meeting of Shareholders – August 12, 2009

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of Insured Municipal Income Fund Inc., a Maryland corporation (the “Company”), hereby appoints Keith A. Weller and Cathleen Crandall, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held on August 12, 2009 at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the listed nominees for director, “FOR” Proposals 3, 4 and 5 and “AGAINST” Proposal 6. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: Georgeson Inc., Wall Street Station, PO Box 1100, New York, NY 10269-0646.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
	SEE REVERSE SIDE	SEE REVERSE SIDE

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR the listed nominees, FOR proposal 3, 4 and 5 and AGAINST proposals 6.

1.	To elect as directors:						3.	To approve a new investment advisory and administration	FOR	AGAINST	ABSTAIN
	01 – Richard R. Burt	02 – Meyer Feldberg						contract with lower contractual fees between the Fund	☐	☐	☐
☐	Mark here to vote	☐	Mark here to WITHHOLD					and UBS Global Asset Management (Americas) Inc.
	FOR all nominees		from all nominees					(“UBS Global AM”)

☐	For all EXCEPT – To withhold a vote for one or more				01	02	4.	To approve a change in the Fund’s investment policies	☐	☐	☐
	nominees, mark the box to the left and the				☐	☐		to address recent market developments and make the
	corresponding numbered box(es) to the right.							Fund more competitive

2.	To elect as directors:						5.	To approve a shareholder proposal recommending that	☐	☐	☐
	03 – Richard Q. Armstrong	05 – Bernard H. Garil						the board of directors take action, subject to market
	04 – Alan S. Bernikow	06 – Heather R. Higgins						conditions, to afford common and preferred shareholders an
								opportunity to realize the net asset value of their shares
☐	Mark here to vote	☐	Mark here to WITHHOLD
	FOR all nominees		from all nominees				6.	To approve a shareholder proposal to terminate the investment	☐	☐	☐
								advisory agreement between the Fund and UBS Global AM
☐	For all EXCEPT – To withhold a vote		03	04	05	06
	for one or more nominees, mark the		☐	☐	☐	☐	7.	To vote and otherwise represent the undersigned on any other matter that may properly
	box to the left and the corresponding							come before the Meeting or any adjournment or postponement thereof in the discretion
	numbered box(es) to the right.							of the proxy holder.
								Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

								Date , 2009

								Signature

								Signature, if held jointly

								Title or Authority

Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp., John Doe, Treasurer”